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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of this registration statement.

Boise, Idaho                              ARTHUR ANDERSEN LLP
May 14, 1996